Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Krish S. Krishnan, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2019, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Krystal Biotech, Inc.

Date: November 4, 2019	By:	/s/ Krish S. Krishnan
Krish S. Krishnan
President and Chief Executive Officer
(Principal Executive Officer)

I, Antony A. Riley, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2019, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Krystal Biotech, Inc.

Date: November 4, 2019	By:	/s/ Antony A. Riley
Antony A. Riley
Chief Financial Officer
(Principal Accounting and Financial Officer)